EXHIBIT 10.1

                          CONSULTING SERVICES AGREEMENT


     This Agreement is made and entered into by and between Radel Marketing Corporation, (hereinafter "Consultant") P.O. Box 814, Katonah, NY 10536, and The Jackson Rivers Company, (hereinafter "JRC") with principal offices at 17-19 Marble Avenue, Pleasantville, NY, 10570.

          1.   Services  to  be  Performed

     -    Business Solutions
     -    Provide Client/Contact Network
     -    Business Validation
     -    Contract Negotiations
     -    Financial Planning
     -    Market Development
     -    Sales Promotion
     -    Public Relations
     -    Printing/Design/Creative

          2.   Terms  of  Payment

JRC shall pay Consultant for the above described services, within five days after receipt of a invoice, a non-refundable consultant fee in cash payment of $8,000 weekly commencing on September 24, 2003. The payment terms of this agreement shall expire December 31, 2003.

          3.   Payroll  or  Employment  Taxes

No payroll, income withholding or employment taxes of any kind shall be withheld or paid by JRC with respect to payments to Consultant. The Consultant will not be treated as an employee for state or federal tax purposes.

          4.   Worker's  Compensation

No worker's compensation insurance has been or will be obtained by JRC on account of Consultant or Consultant's employees. Consultant shall register and comply with all applicable workers' compensation laws in all applicable states and Consultant releases and indemnifies JRC from all liability as to working conditions and the safety or possible injury of Contractor and its employees.

          5.   Termination

This Agreement covers and relates to services to be provided beginning August 1, 2003, the effective signing date, through December 31, 2003. Either party may terminate this agreement by providing the other party a written 15 days notice.

          6.   Contractual  Signatures

The parties agree that a facsimile signature shall have the same effect as an actual signature.

Agree to be effective this 1st day of August 2003 at City of San Diego, San Diego County, California.

     The Jackson Rivers Company                   Radel Marketing
              (JRC)                                 (Consultant)

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Signature                                  Signature


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Printed Name, Title                         Printed Name, Title


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